Exhibit 99-5
                               AMENDMENT AGREEMENT

          This  Amendment  Agreement,  dated  as  of  December  16,  2004  (this
"Amendment"), relates to the Amended and Restated Note and Warrant Purchase Agreement dated as of October 3, 2002 (as previously amended or supplemented, the "Agreement"), by and among Dixon Ticonderoga Company, a Delaware corporation (the "Company"), and each of The Equitable Life Assurance Society of the United States, John Hancock Life Insurance Company and Nomura International PLC (collectively the "Noteholders").

          WHEREAS, the Company desires to enter into an Agreement and Plan of Merger by and among Fila - Fabbrica Italiana Lapis Ed Affini S.p.A., an Italian corporation, Pencil Acquisition Corp., a Delaware corporation ("Merger Sub"), and the Company substantially in the form attached as Exhibit A hereto (the "Merger Agreement"), pursuant to which, on the terms and conditions provided in the Merger Agreement, among other things, (x) Merger Sub will offer to purchase all outstanding shares of the Company's common stock, par value $1.00 per share (the "Common Stock"), at a purchase price of $7.00 per share in cash net to the Seller (the "Offer") and (y) following the consummation of the Offer, Merger Sub will merge with and into the Company, and all outstanding shares of Common Stock not owned by Parent, Merger Sub or their affiliates will be converted into the right to receive $7.00 per share in cash; and

          WHEREAS, simultaneously with the execution and delivery of the Merger Agreement, Gino Pala ("Pala"), Rick Joyce ("Joyce"), certain Affiliates of Pala and Joyce, Richard A. Asta, Laura Hemmings, Leonard Dahlberg, and John Adornetto (together "Sellers") will enter into a Stock Purchase Agreement with Merger Sub substantially in the form of Exhibit B hereto (the "SPA") pursuant to which, among other things, Sellers will sell, and Merger Sub will purchase all shares of Common Stock beneficially owned by Sellers at a purchase price of $7.00 per share in cash; and

          WHEREAS, the Company has requested that the Agreement be amended to provide that the execution and delivery of the Merger Agreement and the SPA, the granting of the proxy contemplated by the SPA and the commencement of the Offer will not constitute a "Change of Control" of the Company.

          NOW THEREFORE, the parties hereto agree as follows:

          1. Defined Terms. Capitalized terms used and not defined herein shall have the meanings given them in the Agreement.

          2. Amendment of Definition of Change of Control. Section 11.1 of the Agreement is hereby amended to add the following sentence at the end of the definition of "Change of Control:"

               "Notwithstanding the foregoing, none of (I) the mere execution and delivery by the stockholder parties thereto of a Stock


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               Purchase Agreement (as in effect on December 16, 2004, the "SPA")
               dated as of December 16, 2004 among Gino Pala ("Pala"), Rick Joyce ("Joyce"), certain Affiliates of Pala and Joyce, Richard A. Asta, Laura Hemmings, Leonard Dahlberg, and John Adornetto and Pencil Acquisition Corp., a Delaware corporation ("Purchaser") (and the granting of the voting proxy pursuant thereto) or (II) the mere execution and delivery by the Company of an Agreement and Plan of Merger (as in effect on December 16, 2004, the "Merger Agreement") by and among Fila - Fabbrica Italiana Lapis Ed Affini S.p.A., an Italian corporation, Purchaser and the Company dated as of December 16, 2004, in each case substantially in the form delivered to each holder of Notes on December 15, 2004, or (III) the mere commencement of the Offer, shall be deemed to constitute a Change of Control; provided, however, that without limiting the other provisions of this definition of "Change of Control," (x) the purchase by Purchaser of shares of common stock, par value $1.00 per share ("Common Stock"), of the Company constituting 10% or more of the Company's outstanding Common Stock (whether pursuant to the SPA, the Merger Agreement or otherwise) or (y) the consummation of the merger contemplated in the Merger Agreement shall constitute a Change of Control, and provided further that the permissions granted by this sentence shall expire on the "Outside Date" (as such term is defined in the Merger Agreement). If the Outside Date is extended as permitted by Section 7.5(s) of the Merger Agreement, the Company shall deliver written notice to each holder of Notes with respect to an extension of such Outside Date."

          3. Agreement and Acknowledgement. The parties acknowledge and agree that, (a) concurrently with the consummation of the Offer, the Company will pay or cause to be paid in full all amounts outstanding under the Restated Notes as of and through such date of consummation (the "Closing Date"), (b) effective upon receipt of the payments contemplated by clause (a), the Restated Notes shall be cancelled, the Restated Note Agreement and each Transaction Document shall be terminated and (c) each Noteholder shall execute and deliver such documents as the Company deems reasonably necessary to release the Collateral from any and all liens in favor of the Noteholders created under or in connection with the Transaction Documents.

          4. Representations and Warranties. The Company hereby represents and warrants to each Noteholder that, as of the date hereof and after giving effect to the amendments contained herein:

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               (a)  No  Default  or  Event  of  Default  has   occurred  and  is
continuing.

               (b) The execution, delivery and performance by the Company of this Amendment has been duly authorized by all necessary corporate and other action and does not and will not require any registration with, consent or approval of, notice to or action by, any person (including any Governmental Authority) in order to be effective and enforceable, other than the consent of the Noteholders being obtained hereby. The Agreement as amended by this Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium or other laws affecting creditors' rights generally and subject to general principles of equity, regardless of whether consideration in a proceeding in equity or at law.

               (c) The representations and warranties set forth in each Transaction Document (as defined in the Agreement) are true and correct in all material respects as of the date hereof as though given on the date hereof, except (i) in the case of Sections 2.2(a), 2.2(b), and 2.17(a) of the Agreement, to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct as of such date; (ii) in the case of Section 2.9(b) of the Agreement, as expressly contemplated by the Merger Agreement; and (iii) for matters, events, or changes in circumstances that have occurred or arisen after the Restatement Date (as defined in the Agreement) that reasonably could not be expected to result in the aggregate in a Material Adverse Effect (as defined in the Agreement).

          5. Conditions Precedent to Effectiveness. This Amendment shall become effective on the date on which each of the following conditions is satisfied (the "Effective Date"):

               (a) This Amendment shall have been executed and delivered by a duly authorized officer of each of the Company and the Noteholders.

               (b) The Noteholders shall have received a certificate of the Secretary of the Company, dated as of the Effective Date, certifying that the representations and warranties made in Section 3 are true and correct in all material respects.

          6. Expenses. The Company agrees to pay or reimburse the Noteholders for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Bingham McCutchen LLP, counsel for the Noteholders.

          7. Governing Law; Counterparts.

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               (a) This Amendment and the rights and  obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

               (b) This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

      [Remainder of page intentionally blank; next page is signature page.]


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          IN WITNESS WHEREOF,  the Company and the Noteholders  signatory hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                                    DIXON TICONDEROGA COMPANY

                                    By:    /s/ Richard A. Asta
                                         ----------------------
                                    Name:  Richard A. Asta
                                    Title: Treasurer


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                                    THE EQUITABLE LIFE ASSURANCE SOCIETY
                                    OF THE UNITED STATES


                                    By:    /s/ James C. Pendergast
                                         ----------------------
                                    Name:  James Pendergast
                                    Title: Investment Officer

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                                    JOHN HANCOCK LIFE INSURANCE COMPANY

                                    By:    /s/ Gary M. Pelletier
                                          -------------------------------
                                    Name:  Gary M. Pelletier
                                    Title: Managing Director




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                                    NOMURA INTERNATIONAL PLC

                                    By:    /s/ H. McGowan
                                          -------------------------------
                                    Name:  H. McGowan
                                    Title: Managing Director


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